EXHIBIT A

      Pursuant to Rule 13d-1(k) (1) (iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this
Exhibit is attached is filed on their behalf in the capacities set out hereinbelow.

                                               HANSEATIC AMERICAS LDC

                                               By: Hanseatic Corporation

Dated: March 13, 2003                          By /s/ Bruce Beaty
                                                  ------------------------------


                                               HANSABEL PARTNERS LLC

                                               By: Hanseatic Corporation

Dated: March 13, 2003                          By /s/ Bruce Beaty
                                                  ------------------------------


                                               HANSEATIC CORPORATION

Dated: March 13, 2003                          By /s/ Bruce Beaty
                                                  ------------------------------

Dated: March 13, 2003                          /s/ Wolfgang Taber
                                               ---------------------------------
                                               Wolfgang Traber